Exhibit 10.56

                             PERFORMANCE SHARE AWARD

                             C&D TECHNOLOGIES, INC.

      This PERFORMANCE SHARE AWARD (the "Award") is made and entered into effective as of the 12th day of March, 2007 by and between C&D Technologies, Inc. (the "Company"), a Delaware corporation, and _______________ (the "Participant").

      Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference as part of this Award, the Company hereby awards as of the Grant Date below to the Participant the Performance Shares described below in consideration of Participant's services to the Company.

      A.    Grant Date: March 12, 2007.

      B. Plan (under which the Award is granted): The C&D Technologies, Inc. 2007 Stock Incentive Plan.

      C. Performance Shares: ____________ Performance Shares. Each Performance Share represents the Company's unsecured obligation to issue up to a maximum of two and one-half shares of the Company's common stock ("Common Stock") as provided in Schedule 1, subject to adjustment as provided in the attached Terms and Conditions.

      D. Performance Period. The Performance Period with respect to the Award shall be the three consecutive year period commencing on February 1, 2007, and ending on January 31, 2010.

      IN WITNESS WHEREOF, the Company and the Participant have executed this Award as of the Grant Date set forth above.

                                           C&D TECHNOLOGIES, INC.
                                           By: /s/____________________
                                           President and Chief Executive Officer


                                           _____________________________________
                                           Signature of Participant

                                            Name:           Name
                                            SSN:            XXX-XX-9999
                                            Address:        Address
                                                            City, State Zip

                           TERMS AND CONDITIONS TO THE
                     PERFORMANCE SHARE AWARD PURSUANT TO THE
                C&D TECHNOLOGIES, INC. 2007 STOCK INCENTIVE PLAN


      1. Performance Goals. The Performance Goals applicable to the Award are as set forth in Schedule 1 attached hereto and incorporated herein.
The Performance Goals shall be used to determine the number of Common Stock issued per Performance Share and shall be established by the C&D Technologies, Inc. Compensation Committee of the Board of Directors (the "Committee") within ninety (90) days of the first day of the Performance Period; provided, however, that in no event shall the Performance Goals be established after twenty-five percent (25%) of the Performance Period has elapsed.

      2.    Determination of Shares of Common Stock Payable.

            (a) Committee's Certification and Determination. As soon as practicable following the receipt by the Committee of a report from the Company's independent auditor of the Company's level of achievement of the Performance Goals for the Performance Period, the Committee shall certify in writing whether one or more of the Performance Goals have been satisfied and shall determine the number of shares of Common Stock earned per Performance Share based on the level of Performance Goals achieved, according to the schedule set forth in Schedule 1. The Committee's determination shall be final, conclusive, and binding upon the Participant and the Company.

            (b) Issuance of Common Stock Earned. The Common Stock issued with respect to a Performance Share shall be issued to Participant as soon as administratively practicable after the certification and determination by the Committee of the number of shares earned, but in any event, shall be issued no later than the date that is two and one-half months from the end of (i) the Participant's tax year in which the Performance Period ends, or
      (ii) the Company's tax year in which the Performance Period ends, whichever occurs later, in accordance with Proposed Treas. Reg. 1.409A-1(b)(4)(i) (or any successor guidance); provided, however, that if, due to unforeseeable events, it is administratively impracticable to issue the shares of Common Stock within the time period provided in this Section 2(b) or issuing the shares within the time period provided in this Section 2(b) would jeopardize the solvency of the Company in any way, the shares shall be issued as soon as reasonably practicable in accordance with Proposed Treas. Reg. 1.409A-1(b)(4)(ii) (or any successor guidance).

            (c) Vesting. Except as otherwise provided under the terms of the Plan or this Award, at the end of the Performance Period the Participant shall be fully vested in the Common Stock issuable per Performance Share in accordance with the level of Performance Goals achieved. If the Participant's employment with or service for the Company terminates prior to the end of the Performance Period for any reason, the Performance Shares shall be forfeited by the Participant immediately upon such termination of employment or service.


                             Exhibit 1-Page 1 of 2

      3.    Tax Withholding.

            (a) The Participant must deliver to the Company, within ten (10) days after receiving notification from the Company as to the amount of tax withholding that is due (the "Tax Notice Date"), either (i) cash, or (ii) a certified check payable to the Company, in the amount of all tax withholding obligations imposed on the Company by reason of the earning of the shares of Common Stock issuable hereunder.

            (b) In lieu of paying the tax withholding obligation as described in Subsection (a) above, Participant may elect to have the actual number of shares of Common Stock issuable hereunder reduced by the number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock on the date the Common Stock is issuable to the Participant, is sufficient to satisfy the minimum amount of the required tax obligations imposed on the Company by reason of the earning of the shares (the "Withholding Election"). Participant may make a Withholding Election only if all of the following conditions are met:

                  (i) the Withholding Election must be made within ten (10) days after the Tax Notice Date by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of Exhibit 1 attached hereto; and

                  (ii) any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election, in which case, the Committee shall notify the Participant of such disapproval within ten (10) days of its decision and the Participant shall have ten
            (10) days after receiving such notification to deliver the payment required under Subsection (a) above.

      If the Participant does not timely satisfy payment of the tax withholding obligation, the Participant will forfeit the Performance Shares.

      4.    Restrictions on Transfer of Performance Shares.

            (a) Except for the transfer of any Performance Shares by bequest or inheritance, the Participant's right to any Performance Shares may not be assigned, transferred, pledged or sold. Any such disposition not made in accordance with this Award shall be deemed null and void. Any permitted transferee under this Section shall be bound by the terms of this Award.

            (b) No holder of Common Stock issuable hereunder may sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in or any beneficial interest in any such Common Stock, except (i) pursuant to an effective registration statement under the Securities Act of 1933 ("Securities Act"), or (ii) in a transaction that fully complies with Rule 144 thereunder, without first delivering to the Company an


                             Exhibit 1-Page 2 of 2
      opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

      5.    Change in Control.

            (a) Notwithstanding the provisions of Section 2 above, in the event of a Change in Control during the Performance Period but prior to the Participant's termination of employment with the Company or its Affiliates, all Performance Shares shall become immediately vested and payable at a rate that is the greater of:

                  (1)   One share of Common Stock per Performance Share; or

                  (2)   The  number of shares  of Common  Stock per  Performance

            Share based upon the actual performance of the Company with respect to the Performance Goals for the portion of the Performance Period ending immediately prior to the Change in Control.

            (b)   For purposes of this Award, "Change in Control" means:

                  (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Subsection (b)(1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any majority-owned subsidiary of the Company, or (iv) any acquisition by any corporation pursuant to a transaction that complies with Subsection
            (b)(3) below.

            (2) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease, for any reason, to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date of the Award whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.


                             Exhibit 1-Page 3 of 2

            (3) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the
      Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and
      (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

                  (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

      6.    Change in Capitalization.

            (a) The number and kind of shares issued with respect to Performance Shares shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a spin-off, a subdivision or combination of shares, or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding that is effected without receipt of consideration by the Company. No fractional shares shall be issued in making such adjustment.

            (b) In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company's assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control, the Committee shall take such action to make such adjustments with respect to the


                             Exhibit 1-Page 4 of 2

      Common  Stock  which  would be issuable  with  respect to the  Performance
      Shares as are appropriate to convert the Common Stock into the same consideration per share of Common Stock that applies to the Common Stock holders of the Company, including, without limitation, adjusting the number and class of securities subject to the Award, or substituting cash, other securities, or other property to replace the Award; provided that such consideration shall continue to be subject to the provisions of this Award.

            (c) All determinations and adjustments made by the Committee pursuant to this Section will be final and binding on the Participant. Any action taken by the Committee need not treat all recipients of awards under the Plan equally.

            (d) The existence of the Plan and the Award shall not affect the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or part of its business or assets, or any other corporate act or proceeding.

      7. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Delaware; provided, however, no Common Stock shall be issued except, in the reasonable judgment of the Committee, in compliance with exemptions under applicable state securities laws of the state in which Participant resides, and/or any other applicable securities laws.

      8. Successors. This Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

      9. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

      10. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award, and this Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

      11. Entire Agreement. Subject to the terms and conditions of the Plan, this Award expresses the entire understanding and agreement of the parties with respect to the subject matter.


                             Exhibit 1-Page 5 of 2

      12. Headings and Capitalized Terms. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award. Capitalized terms used, but not defined, in this Award shall be given the meaning ascribed to them in the Plan.

      13. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

      14. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Performance Shares hereunder shall be construed as giving Participant the right to continued employment or service with the Company or any Affiliate.

      15. No Shareholder Rights. Except as specifically set forth in this Agreement, the Participant shall not have voting or any other rights as a shareholder of the Company with respect to the Performance Shares awarded hereunder. The Participant will obtain full voting and other rights as a shareholder of the Company upon the settlement of the Performance Shares in Common Stock.

      16. Acknowledgement. Participant acknowledges that: (a) neither the Company nor any of the Company's affiliates, officers, members, employees, agents or representatives (each a "Related Person") has provided or is providing the undersigned with tax advice regarding the receipt and ownership of the Performance Shares or any other matter, and the Company has advised the Participant to consult with his or her own tax advisor with respect to the income tax consequences of receiving, holding and disposing of the Performance Shares and the shares of Common Stock issuable hereunder; and (b) neither the Company nor any Related Person has advised the Participant to rely on any determination by it or its representatives as to the current fair market value of the Performance Shares and the shares of Common Stock issuable hereunder and will have no liability to the Participant if the actual fair market value of the shares of Common Stock issuable hereunder exceeds the amount that the Company intends to use for tax reporting purposes.


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                             Exhibit 1-Page 6 of 2